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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) October 31, 2001



                         MATTHEWS STUDIO EQUIPMENT GROUP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


                 0-18102                       95-1447751
         --------------------------------------------------------------
        (Commission file number) (I.R.S. Employer Identification Number)


           3111 North Kenwood Street, Burbank, CA               91505
          ------------------------------------------------------------
          (Address of principal executive office)           (Zip Code)

                                 (818) 525-5200
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
        -----------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)





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Item 3.   Bankruptcy or Receivership

     On April 6, 2000, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Central District of California, San Fernando Valley Division. The Registrant is filing its monthly report to the United States Bankruptcy Court for the period ended October 31, 2001, which was filed with the bankruptcy court on December 3, 2001.

                                       2

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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MATTHEWS STUDIO EQUIPMENT GROUP
                                                         (Registrant)



Date: December 4, 2001                          By: /s/ Ellen Gordon
                                                   -----------------------------
                                                      Ellen Gordon
                                                      Estate Representative

                                       3

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(2)(c) Exhibits

                                  EXHIBIT INDEX


Exhibit                                Document Description
------------                           --------------------

99.20 Report to United States Bankruptcy Court for October 31, 2001.